UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 28, 2004


                       Allegheny Technologies Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  1-12001                    25-1792394
----------------------------     --------------            -------------------
(State or other jurisdiction     (Commission                (IRS Employer
 of incorporation)               File Number)              Identification No.)


             1000 Six PPG Place, Pittsburgh, Pennsylvania      15222-5479
        ------------------------------------------------------ ----------
               (Address of principal executive offices)        (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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Item 5.           Other Events

         On May 28, 2004, Allegheny Technologies Incorporated announced that the United Steelworkers of America (USWA) represented employees at ATI Allegheny Ludlum and J&L Specialty Steel ratified a new labor agreement. The vote was tallied on May 28, 2004. Ratification of the labor agreement permits the company to complete the acquisition of certain assets of J&L Specialty Steel, LLC (J&L). The closing of the transaction is expected on June 1, 2004. A copy of the press release announcing the ratification is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99.1              Press release dated May 28, 2004





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ALLEGHENY TECHNOLOGIES INCORPORATED



                          By:  /s/ Richard J. Harshman
                               -------------------------------------------
                               Richard J. Harshman
                               Executive Vice President, Finance and Chief
                               Financial Officer

Dated:  May 28, 2004


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                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1         Press Release dated May 28, 2004.